Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ricardo Bernandes, in my capacity as the Chief Financial Officer of California Steel Industries, Inc., for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

the quarterly report on Form 10-Q for the quarter ending March 31, 2004, filed by California Steel Industries, Inc., on April 28, 2004, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operation of California Steel Industries, Inc.

Dated: April 28, 2004

By:	/s/ Ricardo Bernardes
Ricardo Bernardes,
Executive Vice President, Finance and
Chief Financial Officer